EXHIBIT 10.1
           NBT Bancorp Inc. 1993 Stock Option Plan as amended through
                                January 24, 2000
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                                NBT BANCORP INC.
                             1993 STOCK OPTION PLAN

         1. Purposes. (a) The purposes of the 1993 Stock Option Plan (the "Plan") are (a) to attract and retain outstanding key management employees, (b) to further the growth, development, and financial success of NBT Bancorp Inc. (the "Company") by recognizing and rewarding those key employees responsible therefore, (c) to provide an incentive to, and encourage stock ownership in the Company, by those employees responsible for the policies and operations of the Company or its subsidiaries, and (d) to revise and amend the Company's stock option plan dated November 25, 1986, as amended January 12, 1988 (referred to herein as the "1986 Plan"), in the manner set forth in Section 22, below.

         (b) In furtherance of these purposes, all stock options to be granted pursuant to the Plan shall be non-statutory ("non-qualified") stock options.

         2. Administration. (a) This Plan shall be administered by the Board of Directors of the Company, the Compensation and Benefits Committee of the Board of Directors of the Company (or successor committee) or a subcommittee thereof (the "Committee"). The Committee shall consist of not fewer than three members of the Board of Directors. It is intended that the Committee at all times comply with the disinterested administration provisions of Rule 16b-3 promulgated under
Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (b) The Committee shall have full authority and discretion to determine, consistent with the provisions of this Plan, the employees to be granted options; the times at which options will be granted; the option price of the shares subject to each option (subject to Section 6); the number of options to be granted to each employee; the period during which each option becomes exercisable (subject to Section 8); and the terms to be set forth in each option agreement. The Committee shall also have full authority and discretion to adopt and revise such rules and procedures as it shall deem necessary for the administration of this Plan. The Committee shall act by majority vote of all members taken at a meeting of the Committee or by the written affirmation of a majority of its members without a meeting.

         (c) The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be final, conclusive, and binding.

         3. Eligibility. The Committee shall from time to time determine the key management employees of the Company and its subsidiaries who shall be granted options under this Plan. For purposes of this Plan, key management employees shall be deemed to be those employees who are responsible for the policies and operation of the Company and its subsidiaries, including its president, chief executive officer, other executive officers, department heads, branch managers, and division managers of the Company or its subsidiaries. A person who has been granted an option may be granted additional options under this Plan if the Committee shall so determine. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Company.

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         4. Shares of stock subject to this Plan. The number of shares which may be issued pursuant to options granted under this Plan shall not exceed 1,100,000 shares of the no par value, stated value $1 .00 per share, common stock of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or shares previously acquired or to be acquired by the Company and held in treasury. The Company shall reserve a sufficient number of shares for options granted under the Plan. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option under this Plan.

         5. Issuance and terms of option certificates. Each optionee shall be entitled to receive an appropriate certificate evidencing his option and referring to the terms and conditions of this Plan.

         6. Granting price of options. (a) The grant of each option shall state the number of shares to which it pertains and shall state the exercise price, which shall not be less than 100% of the fair market value of the Common Stock. "Fair Market Value," as used in this Plan, shall mean the average between the highest and lowest quoted selling prices of the Common Stock on the National Market System of NASDAQ on the date of grant and the five preceding trading days prior to the date of grant. If there is no sale reported on the National Market System of NASDAQ on the appropriate date, the Fair Market Value shall be determined by taking the average between the highest and lowest sales for the five most recent preceding trading days.

         (b) The option price shall be payable in United States dollars and be paid in full upon the exercise of the option and may be paid in cash or by check, provided, however, that subject to the discretion of the Committee and provided that all required regulatory approvals, if any, have been obtained, the optionee may deliver certificates of the Common Stock of the Company in part or in full payment of the purchase price (including the payment of all applicable federal and state taxes due upon exercise) in which event such certificates shall be valued at their Fair Market Value upon exercise of the option.

         7. Use of proceeds. The proceeds from the sale of the Common Stock upon exercise of options shall be added to the general funds of the Company and used for its corporate purposes.

         8. Term and exercise of options. (a) Each option granted under this Plan shall be exercisable on the dates, for the number of shares and on such other terms as shall be provided in the agreement evidencing the option granted by the Committee. An option granted under the Plan shall become exercisable in installments as follows: to the extent of forty percent (40%) of the number of shares originally covered thereby with respect to each particular grant of options, at any time after the expiration of one year from the date of grant, and to the extent of an additional twenty percent (20%) of such number of shares upon the expiration of each succeeding year, so that upon the expiration of four years from the date of grant one hundred percent (100%) of such number of shares will be eligible for exercise by the optionee; and such installments shall be cumulative.

         (b)An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become

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purchasable under the provisions of the option and this Plan. However, no option shall be exercisable until after one year from the date of grant, nor after the expiration of ten years from the date of grant.

         (c) An option shall be exercised by written notice of intent to exercise the option with respect to a specified number of shares delivered to the Company's secretary or treasurer at its principal office in Norwich, New York and payment in full to the Company at such office of the amount of the option price for the number of shares of Common Stock with respect to which the option is then being exercised. In addition to and at the time of payment of the option price, the optionee shall pay to the Company in cash or in Common Stock of the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of such optionee resulting from such exercise.

         (d) (i) Except as otherwise provided herein, for each share of Common Stock purchased by an optionee upon the exercise of a stock option pursuant to the Plan, the optionee upon the approval of the Board or the Committee shall receive a replacement option (a "Reload Option") to purchase another share of Common Stock at the Fair Market Value, determined in accordance with Section 6(a). The Board or the Committee shall grant such Reload Options as of the last business day of the calendar quarter during which the original stock options were exercised.

         (ii) A Reload Option shall become exercisable two years after the date of its grant, provided the optionee is then an employee or retired employee of the Company, shall be exercisable for the same number of years that was originally assigned to the option which such Reload Option replaced, and shall be subject to such other terms and conditions as the Committee may determine.

         (iii) No Reload  Option  shall be  granted  upon  exercise  of a Reload
Option.

         (iv) If an optionee shall sell shares of Common Stock without Board or Committee approval (which approval shall not be withheld in the case of an optionee's financial hardship) within two years after the grant of a Reload Option, then the number of shares of Common Stock available for purchase by an optionee upon the exercise of a Reload Option shall be reduced by that number of shares of Common Stock that the optionee shall have sold without such approval within such two-year period after the grant date of the Reload Option.

         9. Nontransferability. All options granted under this Plan shall be nontransferable by the optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime, only by him, nor may any option be assigned, pledged, hypothecated, or otherwise disposed of in any other way. Upon any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of an option or any other right or privilege conferred under this Plan, such option and any other rights or privileges conferred hereunder shall be deemed forfeited, immediately terminated, and rendered null and void.

         10. Requirements of law. The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all

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applicable  laws,  rules,  and regulations and shares shall not be issued except upon approval of proper government agencies or stock exchanges as may be required.

         11. Termination of employment. (a) Except as otherwise provided herein and in Section 12, if an optionee's employment with the Company or its subsidiaries shall terminate for any reason, he may, but only within a period of 30 days beginning the day following the date of such termination of employment, exercise his option, to the extent that he was entitled to exercise it at the date of such termination.

         (b)(i) If an optionee's employment with the Company or its subsidiaries shall terminate for "cause," as defined below, all options held by such optionee at the date of such termination of employment shall be deemed forfeited, immediately terminated, and rendered null and void.

         (ii) Termination of an optionee's employment by the Company for "cause" shall mean termination because, and only because, the optionee committed an act of fraud, embezzlement, or theft constituting a felony or an act intentionally against the interests of the Company which causes the Company material injury. Notwithstanding the foregoing, the optionee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the optionee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the optionee and an opportunity for the optionee, together with optionee's counsel, to be heard before the Board), finding that in the good faith opinion of the Board the optionee was guilty of conduct constituting cause as defined above and specifying the particulars thereof in detail.

         12. Retirement, disability, or death of optionee. (a) In the event that the optionee shall retire, the option shall become exercisable in full on the date of retirement, shall otherwise continue in full force and effect as if the optionee were still employed by the Company or its subsidiaries, and shall be exercisable in accordance with its terms.

         (b) In the event that the optionee shall become permanently and totally disabled, as determined by the Committee in accordance with applicable Company personnel policies, such option shall become exercisable in full on the date of such disability and shall otherwise remain exercisable in accordance with its terms for the remaining term of the option as established upon grant of such option.

         (c) In the event of the death of an optionee while in the employ of the Company or its subsidiaries, the option theretofore granted to him shall be exercisable only by the proper personal representative of the optionee's estate within a period of six months after the date of death and such option shall become exercisable in full on the date of such death.

         13. Acceleration of Vesting. (a) Immediately upon the occurrence of a Change in Control of the Company, all options shall immediately vest and become exercisable in full, including that portion of any option that had not theretofore become vested and exercisable.

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         (b) A "Change of Control" of the Company shall mean:

                  (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30 percent or more of the combined voting power of the Company's Voting Securities; or

                  (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

                  (iii) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions), of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control; or

                  (iv) Approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

         (c) For purposes of these "Change in Control" provisions, the term "Person" shall mean and include any individual, corporation, partnership, group, association, or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company or any employee benefit plan(s) sponsored by the Company.

         (d) The term "Voting Securities" shall mean the Company's outstanding securities ordinarily having the right to vote at elections of directors.

         14. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option and the option prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the sale by the Company of its Common Stock in the open market in an

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SEC-registered offering or in a privately-placed exempt offering or the issuance by the Company of Common Stock pursuant to the Company's Automatic Dividend Reinvestment and Stock Purchase Plan or the Employees' Stock Ownership Plan or of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

         15. Extraordinary transactions. Upon (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations or other entity as a result of which the Company is not the surviving corporation, or (iii) a sale of substantially all the assets of the Company to another corporation or other entity, the Board of Directors shall cause written notice of the proposed transaction to be given to the optionee or grantee not less than 40 days prior to the anticipated effective date of the proposed transaction, and the option shall be accelerated and, prior to a date specified in such notice, which shall be not more than ten days prior to the anticipated effective date of the proposed transaction, the optionee shall have the right to exercise the stock option to purchase any or all shares then subject to the option, including those, if any, which have not become available for purchase under other provisions of the Plan. The optionee, by so notifying the Company in writing, may, in exercising the stock options, condition such exercise upon, and provide that such exercise shall become effective at the time of but immediately prior to, the consummation of the transaction, in which event the optionee need not make payment for the shares of Common Stock to be purchased upon exercise of the option until five days after written notice by the Company to the optionee that the transaction is consummated. Each option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the proposed transaction is abandoned, any shares of Common Stock not purchased upon exercise of the option shall continue to be available for exercise in accordance with the other provisions of the Plan, and the shares of Common Stock, if any, purchased upon exercise of an option pursuant to this subsection shall be deemed to have been purchased in the order in which they first become available for purchase under other provisions of the plan.

         16. Claim to stock option, ownership, or employment rights. No employee or other person shall have any claim or right to be granted options under this Plan. No optionee, prior to issuance of the stock, shall be entitled to voting rights, dividends, or other rights of stockholders except as otherwise provided in this Plan. Neither this Plan nor any other action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a subsidiary.

         17. Unsecured obligation. Optionees under this Plan shall not have any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with this Plan or any award thereunder, and there shall be no required funding of amounts which may become payable to any optionee.

         18. Expenses of plan. The expenses of administering the Plan shall be borne by the Company.

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         19.  Reliance on reports.  Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

         20. Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act, in good faith, under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power than the Company may have to indemnify them or hold them harmless.

         21. Amendment and termination. Unless this Plan shall theretofore have been terminated as hereinafter provided, no options may be granted after April 18, 2008. The Board of Directors may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable, provided, however, that the Board of Directors may not without further approval by the Company's shareholders, (a) increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan except as provided in Section 14,
(b) change the class of persons eligible to receive options, (c) change the provisions of the Plan regarding the option price, (d) extend the period during which options may be granted, (e) extend the maximum period after the date of grant during which options may be exercised or (f) change the provision in the Plan as to the qualification for membership on the Committee. No termination or amendment of the Plan may, without the consent of a person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.

         22. Revision and amendment of 1986 Plan. (a) Upon the adoption of the Plan, the Board of Directors and the Committee shall have no authority to grant additional options or SARs pursuant to the 1986 Plan, except as otherwise provided in this Section.

         (b) Article VI of the 1986 Plan is hereby amended to authorize the Board of Directors or the Committee to (i) dissolve the in tandem feature of previously-granted options and SARs and (ii) cancel previously granted SARs and grant replacement options on the basis of seven-tenths (.7) options for each SAR and such replacement options having terms similar to those of the canceled SARS,

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the Board of Directors  having  determined that this vas the amount necessary to induce holders of SARs to surrender such SARS.

         23. Gender. Any masculine terminology used in this Plan shall also include the feminine gender.

         24. Effective date of plan. The Plan was approved by a majority of the shareholders of the Company at its annual meeting on April 24, 1993 (or adjournment thereof) and shall become effective as of April 24, 1993.

         25. Plan binding on successors. The Plan shall be binding upon the successors and assigns of the Company.

         26. Ratification of actions. By accepting any option or other benefit under the Plan, each participant in the Plan and each person claiming under or through such participant shall be conclusively deemed to have indicated such person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee.

         27. Invalidity or unenforceability. If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions will remain in full force and effect and will in no way be affected, impaired, or invalidated.

                                           NBT BANCORP INC.

                                           /S/ Daryl R. Forsythe

                                           Daryl R. Forsythe
                                           President and Chief Executive Officer

                                           /S/ John D. Roberts

                                           John D. Roberts
                                           Secretary

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